UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): July 25, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

            1-32532                                        20-0865835
    (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)

  50 E. RiverCenter Boulevard, Covington, Kentucky         41012-0391
      (Address of principal executive offices)              (Zip Code)

    P.O. Box  391, Covington, Kentucky                     41012-0391
            (Mailing Address)                               (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

    On July 25, 2005, Ashland Inc. ("Ashland") reported its third quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference into this Item 2.02.
    The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

          99.1     Press Release dated July 25, 2005.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                   -------------------------------------------
                                               (Registrant)



Date:  July 25, 2005                    /s/ J. Marvin Quin
                                   --------------------------------------------
                                   Name:     J. Marvin Quin
                                   Title:    Senior Vice President and
                                             Chief Financial Officer

                               EXHIBIT INDEX

99.1     Press Release dated July 25, 2005.